Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
CLASS C SHARES (TICKER FRICX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)

SUPPLEMENT TO PROSPECTUS DATED MAY 31, 2020
Under the Prospectus section “Payments to Financial Intermediaries,” please replace the sub-section “Front-End Sales Charge Reallowances” with the following:
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A Class:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	1.00%
$100,000 or greater	0.00%
January 25, 2021

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455375 (1/21)
© 2021 Federated Hermes, Inc.